UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2015

ZENOVIA DIGITAL EXCHANGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-177792	20-4168979
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

3141 Fairview Park Drive, Suite 160, Falls Church, Virginia 20042

(Address of principal executive offices)

Registrant's telephone number, including area code:  (804) 306-8217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2015, John Shomaker resigned from his position as the Chief Operating Officer of Zenovia Digital Exchange Corporation, a Nevada corporation.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2015	ZENOVIA DIGITAL EXCHANGE CORPORATION

	By:	/s/ Joseph Kowal
Name: Joseph Kowal
Title: Executive Chairman